Exhibit 99.1

Virgin Galactic Announces Second Quarter 2023 Financial Results And Provides Business Update

•Successfully Completed Two Spaceflights in Two Months
•Launched Commercial Service With ‘Galactic 01’ Scientific Research Mission; ‘Galactic 02' Mission Carrying Private Astronauts Planned for August 10, 2023
•Delta Class Spaceships Designed to Scale the Business Remain on Track for Commercial Service in 2026

ORANGE COUNTY, CALIFORNIA – August 1, 2023 – Virgin Galactic Holdings, Inc. (NYSE: SPCE) (“Virgin Galactic” or the "Company”) today announced its financial results for the second quarter ended June 30, 2023 and provided a business update.

Michael Colglazier, Chief Executive Officer of Virgin Galactic said, “During the quarter, we successfully completed two spaceflights in two months, including the launch of commercial service in late June with a scientific research mission. Scheduled for next week, the ‘Galactic 02’ mission will deliver a transformational experience for our first private astronauts, and we expect to continue broadening access to space with monthly flights thereafter. Our financial position remains strong, and we remain focused on scaling the business and delivering our Delta Class spaceships for commercial service in 2026.”

Second Quarter 2023 Financial Highlights
•Cash position remains strong, with cash, cash equivalents and marketable securities of $980 million as of June 30, 2023, a sequential increase of $106 million from the first quarter of 2023.

•Revenue of $2 million, compared to $0.4 million in the second quarter of 2022, driven by commercial spaceflight and membership fees related to future astronauts.

•Net loss of $134 million, compared to a $111 million net loss in the second quarter of 2022, primarily driven by an increase in research and development expenses related to the development of the future fleet.

•GAAP research and development expenses of $87 million, compared to $62 million in the second quarter of 2022, with the increase primarily driven by investments related to the development of our future fleet. Non-GAAP research and development expenses of $84 million in the second quarter of 2023, compared to $59 million in the second quarter of 2022.

•GAAP selling, general and administrative expenses of $51 million, compared to $45 million in the second quarter of 2022. Non-GAAP selling, general and administrative expenses of $43 million in the second quarter of 2023, compared to $36 million in the second quarter of 2022.

•Adjusted EBITDA totaled $(116) million, compared to $(93) million in the second quarter of 2022, primarily driven by an increase in research and development expenses.

•Net cash used in operating activities totaled $125 million, compared to $87 million in the second quarter of 2022.

•Cash paid for capital expenditures totaled $10 million, compared to $5 million in the second quarter of 2022.

•Free cash flow totaled $(135) million, compared to $(91) million in the second quarter of 2022.

•Generated $241 million in gross proceeds through the issuance of 55 million shares of common stock as part of the Company's at-the-market offering programs.

Exhibit 99.1
Recent Updates
•On July 13, 2023, the Company announced a planned launch date of August 10, 2023 for the ‘Galactic 02’ mission.
•On June 29, 2023, the Company completed its inaugural commercial spaceflight, ‘Galactic 01,' that carried 13 research payloads and three crew members from the Italian Air Force and the National Research Council of Italy.
•On May 25, 2023, the Company completed the ‘Unity 25’ mission to space that carried four Virgin Galactic mission specialists to evaluate the end-to-end astronaut training and spaceflight experience prior to commencing commercial operations.
•On June 22, 2023, the Company established a new at-the-market offering program to sell up to $400 million of the Company’s common stock. Through June 30, 2023, the Company generated $77 million in gross proceeds from the issuance of 17 million shares of common stock under this program.
Financial Guidance
The following forward-looking statements reflect our expectations for the second quarter and fiscal year 2023 as of August 1, 2023 and are subject to substantial uncertainty. Our results are based on assumptions that we believe to be reasonable as of this date, but may be materially affected by many factors, as discussed below in “Forward-Looking Statements.”

•Revenue for each of the third and fourth quarter of 2023 is expected to be approximately $1M.
•Free cash flow for each of the third and fourth quarter of 2023 is expected to be in the range of $(120) million to $(130) million.

Non-GAAP Financial Measures
In addition to the Company's results prepared in accordance with generally accepted accounting principles in the United States (GAAP), the Company is also providing certain non-GAAP financial measures. A discussion regarding the use of non-GAAP financial measures and a reconciliation of such measures to the most directly comparable GAAP information is presented later in this press release.

Conference Call Information
Virgin Galactic will host a conference call to discuss the results at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time) today. To access the conference call, parties should dial +1 888 660 6431 or +1 929 203 2118 and enter the conference ID number 4014201. The live audio webcast along with supplemental information will be accessible on the Company’s Investor Relations website at https://investors.virgingalactic.com/events-and-presentations/. A recording of the webcast will also be available following the conference call.

About Virgin Galactic Holdings
Virgin Galactic is an aerospace and space travel company, pioneering human spaceflight for private individuals and researchers with its advanced air and space vehicles. It has developed a spaceflight system designed to connect the world to the love, wonder and awe created by space travel and to offer customers a transformative experience. You can find more information at https://www.virgingalactic.com/.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements contained in this press release other than statements of historical fact, including, without limitation, statements regarding our spaceflight systems, expected flight schedule, scaling of our future fleet, providing repeatable and reliable access to space, development of our Delta class spaceships, our objectives for future operations and the Company’s financial forecasts, are forward-looking statements. The words “believe,” “may,” “will,” “estimate,” “potential,” “continue,” “anticipate,” “intend,” “expect,” “strategy,” “future,” “could,” “would,” “project,” “plan,” “target,” and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements use these words or expressions. These statements are neither promises nor guarantees, but involve known

Exhibit 99.1
and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including but not limited to the factors, risks and uncertainties included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as such factors may be updated from time to time in our other filings with the Securities and Exchange Commission (the "SEC"), accessible on the SEC’s website at www.sec.gov and the Investor Relations section of our website at www.virgingalactic.com, which could cause our actual results to differ materially from those indicated by the forward-looking statements made in this press release. Any such forward-looking statements represent management’s estimates as of the date of this press release. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change.

Exhibit 99.1
Second Quarter 2023 Financial Results

VIRGIN GALACTIC HOLDINGS, INC.
Condensed Consolidated Statements of Operations and Comprehensive Loss
(Unaudited; in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022

Revenue	$1,871	$357	$2,263	$676

Operating expenses:
Customer experience	234	122	552	147
Research and development	86,574	62,340	196,444	114,167
Selling, general and administrative	51,437	44,700	101,802	81,707
Depreciation and amortization	3,192	2,915	6,437	5,767
Total operating expenses	141,437	110,077	305,235	201,788

Operating loss	(139,566)	(109,720)	(302,972)	(201,112)

Interest income	8,404	1,985	15,734	2,803
Interest expense	(3,216)	(3,157)	(6,427)	(5,631)
Other income, net	48	194	78	210
Loss before income taxes	(134,330)	(110,698)	(293,587)	(203,730)
Income tax expense	34	23	162	48
Net loss	(134,364)	(110,721)	(293,749)	(203,778)
Other comprehensive income (loss):
Foreign currency translation adjustment	34	(108)	69	(133)
Unrealized income (loss) on marketable securities	1,885	(1,862)	4,986	(7,642)
Total comprehensive loss	$(132,445)	$(112,691)	$(288,694)	$(211,553)

Net loss per share:
Basic and diluted	$(0.46)	$(0.43)	$(1.03)	$(0.79)

Weighted-average shares outstanding:
Basic and diluted	293,222	258,589	285,877	258,439

Exhibit 99.1
VIRGIN GALACTIC HOLDINGS, INC.
Condensed Consolidated Balance Sheets
(Unaudited; in thousands)

	June 30, 2023	December 31, 2022
Assets
Current assets:
Cash and cash equivalents	$358,309	$302,291
Restricted cash	39,726	40,336
Marketable securities, short-term	581,913	606,716
Inventories	18,250	24,043
Prepaid expenses and other current assets	26,510	28,228
Total current assets	1,024,708	1,001,614
Marketable securities, long-term	—	30,392
Property, plant and equipment, net	69,869	53,658
Other non-current assets	52,208	54,274
Total assets	$1,146,785	$1,139,938
Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$24,728	$16,326
Accrued liabilities	59,118	61,848
Customer deposits	100,112	102,647
Other current liabilities	4,035	3,232
Total current liabilities	187,993	184,053
Non-current liabilities:
Convertible senior notes, net	416,795	415,720
Other long-term liabilities	57,456	59,942
Total liabilities	662,244	659,715
Stockholders' Equity
Common stock	34	28
Additional paid-in capital	2,404,322	2,111,316
Accumulated deficit	(1,917,544)	(1,623,795)
Accumulated other comprehensive loss	(2,271)	(7,326)
Total stockholders' equity	484,541	480,223
Total liabilities and stockholders' equity	$1,146,785	$1,139,938

Exhibit 99.1
VIRGIN GALACTIC HOLDINGS, INC.
Condensed Consolidated Statements of Cash Flows
(Unaudited; in thousands)

	Six Months Ended June 30,
	2023	2022
Cash flows from operating activities:
Net loss	$(293,749)	$(203,778)
Stock-based compensation	24,835	22,978
Depreciation and amortization	6,437	5,767
Amortization of debt issuance costs	1,075	841
Other non-cash items	(2,020)	241
Change in operating assets and liabilities:
Inventories	5,793	(4,136)
Other current and non-current assets	4,736	1,410
Accounts payable and accrued liabilities	(4,307)	10,108
Customer deposits	(2,535)	13,733
Other current and long-term liabilities	(1,652)	(125)
Net cash used in operating activities	(261,387)	(152,961)
Cash flows from investing activities:
Capital expenditures	(12,616)	(6,293)
Purchases of marketable securities	(409,920)	(379,254)
Proceeds from maturities and calls of marketable securities	471,287	—
Net cash provided by (used in) investing activities	48,751	(385,547)
Cash flows from financing activities:
Payments of finance lease obligations	(116)	(66)
Proceeds from convertible senior notes	—	425,000
Debt issuance costs	—	(11,278)
Purchase of capped call	—	(52,318)
Proceeds from issuance of common stock	273,437	—
Proceeds from issuance of common stock pursuant to stock options exercised	—	49
Withholding taxes paid on behalf of employees on net settled stock-based awards	(2,316)	(2,845)
Transaction costs related to issuance of common stock	(2,961)	—
Net cash provided by financing activities	268,044	358,542
Net increase (decrease) in cash, cash equivalents and restricted cash	55,408	(179,966)
Cash, cash equivalents and restricted cash at beginning of period	342,627	550,030
Cash, cash equivalents and restricted cash at end of period	$398,035	$370,064

Cash and cash equivalents	$358,309	$329,857
Restricted cash	39,726	40,207
Cash, cash equivalents and restricted cash	$398,035	$370,064

Exhibit 99.1
Use of Non-GAAP Financial Measures
This press release references certain financial measures that are not prepared in accordance with generally accepted accounting principles in the United States (GAAP), including Adjusted EBITDA, non-GAAP research and development expenses, non-GAAP selling, general and administrative expenses and free cash flow. The Company defines Adjusted EBITDA as earnings before interest expense, income taxes, depreciation and amortization, stock-based compensation, and certain other items the Company believes are not indicative of its core operating performance. The Company defines non-GAAP research and development expenses as research and development expenses other than stock-based compensation and non-GAAP selling, general and administrative expenses as selling, general and administrative expenses other than stock-based compensation. The Company defines free cash flow as net cash provided by operating activities less capital expenditures. None of these non-GAAP financial measures is a substitute for or superior to measures prepared in accordance with GAAP and should not be considered as an alternative to any other measures derived in accordance with GAAP.

The Company believes that presenting these non-GAAP financial measures provides useful supplemental information to investors about the Company in understanding and evaluating its operating results, enhancing the overall understanding of its past performance and future prospects, and allowing for greater transparency with respect to key financial metrics used by its management in financial and operational-decision making. However, there are a number of limitations related to the use of non-GAAP measures and their nearest GAAP equivalents. For example, other companies may calculate non-GAAP measures differently, or may use other measures to calculate their financial performance, and therefore any non-GAAP measures the Company uses may not be directly comparable to similarly titled measures of other companies.

A reconciliation of net loss to Adjusted EBITDA for the three and six months ended June 30, 2023 and 2022 is set forth below (in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Net loss	$(134,364)	$(110,721)	$(293,749)	$(203,778)
Interest expense	3,216	3,157	6,427	5,631
Income tax expense	34	23	162	48
Depreciation and amortization	3,192	2,915	6,437	5,767
Stock-based compensation	11,859	12,083	24,835	22,978
Adjusted EBITDA	$(116,063)	$(92,543)	$(255,888)	$(169,354)
A reconciliation of research and development expenses to non-GAAP research and development expenses for the three and six months ended June 30, 2023 and 2022 is set forth below (in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Research and development expenses	$86,574	$62,340	$196,444	$114,167
Stock-based compensation	3,017	3,433	6,033	7,036
Non-GAAP research and development expenses	$83,557	$58,907	$190,411	$107,131

Exhibit 99.1
A reconciliation of selling, general and administrative expenses to non-GAAP selling, general and administrative expenses for the three and six months ended June 30, 2023 and 2022 is set forth below (in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Selling, general and administrative expenses	$51,437	$44,700	$101,802	$81,707
Stock-based compensation	8,842	8,650	18,802	15,942
Non-GAAP selling, general and administrative expenses	$42,595	$36,050	$83,000	$65,765
The following table reconciles net cash used in operating activities to free cash flow for the three and six months ended June 30, 2023 and 2022 (in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Net cash used in operating activities	$(125,318)	$(86,909)	$(261,387)	$(152,961)
Capital expenditures	(9,849)	(4,520)	(12,616)	(6,293)
Free cash flow	$(135,167)	$(91,429)	$(274,003)	$(159,254)
The following table reconciles forecasted net cash used in operating activities to forecasted free cash flow for the third quarter of 2023 (in thousands):

Forecasted Range
Net cash used in operating activities	$(110,000) - $(115,000)
Capital expenditures	(10,000) - (15,000)
Free cash flow	$(120,000) - $(130,000)

For media inquiries:
Aleanna Crane - Vice President, Communications
Virgingalacticpress@virgingalactic.com
575-800-4422

For investor inquiries:
Eric Cerny - Vice President, Investor Relations
vg-ir@virgingalactic.com
949.774.7637